EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certifies that the Quarterly Report on Form 10-QSB of Medizone International, Inc., for the quarter ended September 30, 2005 as filed with the Securities and Exchange Commission, fully complies with the requirements of Section 13(a) or 15(d) of The Securities Exchange Act of 1934 (15 U.S.C. 78m) and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Medizone International, Inc.

Date:
November 18,  2005
/s/ Edwin G. Marshall
Edwin G. Marshall
Chief Executive Officer
(Principal Executive Officer)